                   OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND
                       Supplement dated August 31, 2007
                    to the Prospectus dated November 24, 2006

     This  supplement  amends the  Prospectus  dated November 24, 2006 and is in addition to the supplements dated January 22, 2007, July 2, 2007, and August 20,
2007.

     The Prospectus is revised by deleting the section titled "Advisory Fees" on page 14 in its entirety and replacing it with the following:

     Advisory Fees. Under the Investment Advisory Agreement,  prior to September
1,  2007,  the Fund paid the  Manager  an  advisory  fee at an annual  rate that declines on additional assets as the Fund grows: 0.80% of the first $250 million of average annual net assets of the Fund, 0.77% of the next $250 million,  0.75%
of the next $500  million,  0.69% of the next $1  billion  and 0.67% of  average annual  net assets in excess of $2  billion.  The  Fund's  advisory  fee for the fiscal  year ended  August 31,  2006 was 0.74% of average  annual net assets for each class of shares.

     Effective  September  1, 2007 the Fund pays the Manager an advisory  fee at the following  annual rate that declines as the Fund's assets grow: 0.80% of the first $250 million of average  annual net assets of the Fund,  0.77% of the next
$250  million,  0.75% of the next $500  million,  0.69% of the next $1  billion,
0.67% of the next $4.0 billion and 0.65% of average  annual net assets over $6.0 billion.

     A  discussion  regarding  the basis for the Board's  approval of the Fund's investment  advisory  agreement  with the  Manager  is  available  in the Fund's
Semi-Annual  Report to shareholders  for the six month period ended February 28,
2007.

August 31, 2007                                                       PS0815.027